EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LFTD Partners Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William C. “Jake” Jacobs, Principal Accounting Officer of the registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2026	/s/ William C. “Jake” Jacobs
By: William C. “Jake” Jacobs
President and Chief Financial Officer (Principal Accounting Officer)